Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE 0	PAGE OF PAGE 1 | 2

2. AMENDMENT/MODIFICATION NO. P00004	3 EFFECTIVE DATE See Block 16C	4. REOUISITION/PURCHASE REQ. NO. RSAG-13-00016	5, PROJECT NO, (lf applicable) FAD

6. ISSUED BY CODE U.S. Dept. of Homeland Security Office of Procurement Operations S&T Acquisition Division 245 Murray Lane, SW Building 410 Washington DC 20528	DHS/OPO/S&T/CHEMB1	7. ADMINISTERED BY (if other than Item 6) CODE U.S. Dept. of Homeland Security Office of Procurement Operations S&T Acquisition Division 245 Murray Lane, SW Building 410 Washington DC 20528	DHS/OPO/S&T/CHEMB1

8. NAME AND ADDRESS OF CONTRACTOR (No.,street, county, State and ZIP Code))		(X)	9A. AMENDMENT OF SOLICITATION NO.
GENVEC INC
65 WEST WATKINS MILL ROAD
ATTN JO AFUANG			9B, DATED (SEE 'TEM 11)
GAITHERSBURG MD 208784021

		X	10A. MODIFICATION OF CONTRACT/ORDER
HSHQDC-10—C-00034

10B. DATED (SEE ITEM 13) 01/22/2010 _______
CODE 8067295470000	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour end date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour arid date specified In the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment en each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or latter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACTIORDER NO. AS DESCRIBED IN ITEM 14,

CHECK ONE	A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such es changes in paying office, appropriation date, arc.) SET FORTH IN ITEM 14 PURSUANT TO THE AUTHORITY OF FAR 43.105(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Federal Acquisition Regulation 43.103(a) (3)
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor	☐ is not. ☒ is required to sign this document and return	1	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

DUNS Number: 806729547+0000

(See page 2 for modification details.)

AAP Number: NONE DO/DPAS Rating: NONE

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force end effect.

15A. NAME AND TITLE OF SIGNER (Type or print). Douglas J. Swirsky, Chief Financial Officer	16A NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Aaron H.Ford

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Douglas J. Swirsky		/s/ Aaron H. Ford	DEC 31 2012
(Signature of person Authorized to sign)		(Signature of Contracting Officer)

Exhibit 10.1

HSHQDC-10-C-00034
RSAG-13-00016	Modification P00004
Page 2 of 2

A.	The purpose of this modification to Department of Homeland Security contract HSHQDC-10-C-00034 is to extend the period of performance. Accordingly, the contract is modified as follows:

1.	The period of performance end date of the contract is hereby revised from 12/31/2012 to 06/30/2013.

2.	This modification does not change the contract's overall estimated cost.

3.	This modification does not change the contract's overall funded amount.

B.	Except as modified herein, all other terms and conditions of the contract remain in full force and effect.